SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1
Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	1
Item 8.01	Other Events	1
Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Second Amendment dated June 26, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012

Exhibit 99.1	Press Release dated June 27, 2013

i

Item 1.01                      Entry Into a Material Definitive Agreement

On June 26, 2013 General Finance Corporation ("GFN"), GFN Manufacturing Corporation ("GFNMC"), Southern Frac, LLC ("Southern Frac") and Wells Fargo Bank, National Association ("Wells Fargo") entered into that certain Second Amendment (the “Second Amendment”) to that certain Credit and Security Agreement dated as of October 1, 2012 (the "Credit Facility") to, among other things, permit Southern Frac to prepay loans in an aggregate amount equal to $334,862.56, to permit the release of $1,000,000 of cash held in a restricted account and to pay down $350,000 of indebtedness owed under the Credit Facility.

The foregoing description of the Second Amendment is qualified in its entirety by the Second Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.01.                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2013, all remaining warrants and units expired which were issued by the Company on June 25, 2010 in connection with its rights offering.  The Company notified The NASDAQ Stock Market LLC ("NASDAQ") that the warrants and units had expired. On June 25, 2013 NASDAQ filed a Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on Form 25 to notify the Securities and Exchange Commission (the "SEC") that the warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act, and on June 26, 2013 NASDAQ filed a Notification of Removal From Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 to notify the SEC that the units were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result the trading of the warrants and units was permanently suspended at the close of trading on June 25, 2013. The deregistration will become effective 10 days from the filing of the Form 25.

Item 8.01                      Other Events

On June 27, 2013 GFN publicly announced the issuance of over 2,000,000 shares of common stock pursuant to the exercise of warrants issued in connection with GFN's June 2010 rights offering.   Holders of the warrants were entitled to purchase one share of common stock for every two warrants held at an exercise price of $4.00 per share.  At June 25, 2013, the expiration date of the warrants, over 97% of the warrants were exercised resulting in the Company receiving net proceeds of over $8,000,000.

A copy of the press release of GFN dated June 27, 2013 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit:

10.1	Second Amendment dated June 26, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012

99.1	Press Release of GFN dated June 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 28, 2013	By:	/s/ CHARLES E. BARRANTES
Charles E. Barrantes
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
Exhibit Description
10.1	Second Amendment dated June 26, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012

99.1	Press Release dated June 27, 2013

3